Exhibit 99.1

Private & Confidential

The Directors

Duncan Funding 2016-1 plc (the “Issuer”)

35 Great St. Helen’s

London EC3A 6AP

United Kingdom

The Directors

TSB Bank plc (the “Seller”)

Henry Duncan House

120 George Street

Edinburgh EH2 4LH

United Kingdom

Merrill Lynch International (the “Arranger and Joint Lead Manager”)

Merrill Lynch Financial Centre

2 King Edward Street

London EC1A 1HQ

United Kingdom

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a “Joint Lead Manager”)

One Bryant Park

115 West 42nd Street

New York, New York 10036

United States of America

Banco de Sabadell, S.A. (a “Joint Lead Manager”)

Pl. Sant Roc

20 08201-Sabadell

Spain

Citigroup Global Markets Limited (a “Joint Lead Manager”)

33 Canada Square

Canary Wharf

London E14 5LB

United Kingdom

and the Other Managers (as defined in the Engagement Letter)

5 May 2016

Dear Sirs

Report of factual findings from the agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes by the Issuer (the “Issue”)

1.	This AUP Report is produced in accordance the terms of our agreement dated 4 May 2016 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

2.	This AUP Report is addressed to the directors of the Issuer, to the directors of the Seller, to the Arranger and Joint Lead Manager, to the Joint Lead Managers and to the Other Managers solely to assist them in connection with their due diligence obligations relating to the Issue.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Arranger and Joint Lead Manager and the Joint Lead Managers concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and Joint Lead Manager and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information. Our procedures did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Seller. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Seller, the Arranger and Joint Lead Manager, the Joint Lead Managers and the relevant Other Managers. The Issuer, the Seller, the Arranger and Joint Lead Manager or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, the Seller may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.	Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Issuer or the Seller or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Issuer or the Seller.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

5 May 2016

Appendix 1 to the AUP Report

Procedures performed in relation to a sample of accounts

1.	We were provided with a computerised data file by the Seller on 12 April 2016 entitled “TSB_Selected_Pool3_Feb2016_LoansIDs.xlsx” (the “Data File”) extracted from the Mortgage Data Warehouse detailing the attributes of a pool of mortgage loans and the individual loans (“Sub Accounts”) relating to each account as at 29 February 2016 (the “Cut-Off Date”).

2.	We selected a random sample of 456 Sub Accounts from the Data File (ignoring Sub Accounts with a ‘Loan Number’ of ‘98’ or ‘99’, which the Seller informed us all relate to amounts due relating to fees) (the “Initial Selected Sampled”). The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	0% expected error rate;

•	1% maximum error rate.

You have agreed the calculated sample size of 456 Sub Accounts as being sufficient and appropriate for the purposes of this engagement.

3.	In accordance with your instruction, we also selected a further random sample of 20 Sub Accounts with a ‘Loan Number’ of ‘98’ or ‘99’ from the Data File (the “Fees Selected Sample”).

4.	In addition, we selected a reserve sample of 25 Sub Accounts (the “Reserve Sample”), to be used to replace items in the Initial Selected Sample where the Sub Account had been repaid between the Cut-Off Date and the date of our testing. None of the Sub Accounts in the Reserve Sample were used; therefore, the Initial Selected Sample represents the “Selected Sample”.

5.	In addition to the Data File, the Seller provided us with:

•	A file entitled “AUP Sample - Additional Data Duncan 2.xlsx” detailing, for those Sub Accounts in the Selected Sample, additional attributes to those included in the Data File (the “Extraction File”); and

•	A file entitled “PWC Accounts - Duncan Funding Final Credit File.xlsx” listing historic CCJ data and the credit score for each Sub Account in the Selected Sample from the Credit Risk Datamart, which we have been informed by the Seller holds Experian data (the “Credit File”).

6.	We provided the Seller with the Selected Sample and staff of the Seller prepared, for the purposes of our procedures, a file for each mortgage loan in the Selected Sample which included copies of relevant documents and screen prints of certain information held on the Mortgage System (the “Source Documents”). We did not compare these copies to original documents, or agree these screen prints to the Mortgage System of the Seller, unless otherwise stated in the procedures below.

7.	The term “Mortgage System” in each case refers to:

•	MSP (the new TSB Mortgage Application system) for new lending from 2011 onwards;

•	Mortgage Sales (the old TSB Mortgage Application system) for historic lending pre 2011; and

•	UFSS, the mortgage administration system, which is fed by both MSP and Mortgage Sales.

8.	The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant application form, initial and, if applicable, latest Offer Letter, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report, Loan Assessment Form and any other scanned or hard copy documents relevant to the mortgage account provided to us by the Seller.

9.	The term “Offer Letter” refers to a Mortgage Loan Agreement or other similar documents prepared by the Seller which is addressed to the borrower(s).

10.	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate obtained from the Seller with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

11.	The term “Valuation Report” refers to hard copy valuation reports and includes property assessments on MSP where the valuation report is keyed directly into the system:

•	a valuation report which indicates that the property has been visited;

•	a “desktop valuation” which states that the property has not been inspected and;

•	a screen print of an AVM (automated valuation model) from Hometrack or Rightmove, or a DBA (Database Assessment) where the latest or estimated valuation input to the model, if any, may be a previous full or desktop valuation provided by the Seller or a valuation estimated by the applicant for the mortgage.

12.	The term “Case Notes” refers to the “AWD History for Work Object” report from the Automated Work Distributor (“AWD”) that is used in mortgage processing to scan all documentation and write case notes, record credit scores etc.

13.	When checking that attributes agree to a Source Document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Extraction File, or alternatively that some other unique identifier on the Source Document (such as an account number) agreed to that shown on the Extraction File.

14.	When confirming the existence of signatures on Source Documents we performed no procedures to verify the integrity of the signature.

15.	The following documents were not available for the following 33 Sub Accounts in the Selected Sample listed below. As a result, the procedures requiring these documents were not able to be performed for these Sub Accounts.

Sample Reference	Loan Assessment Form	Title Deeds	COT / ROT	Offer Letter	Original Valuation Report	Latest Valuation Report
Sample Reference 19					X
Sample Reference 62						X
Sample Reference 69					X
Sample Reference 80	X
Sample Reference 81						X
Sample Reference 83					X
Sample Reference 84						X
Sample Reference 131	X
Sample Reference 156	X
Sample Reference 163	X
Sample Reference 165					X
Sample Reference 172	X
Sample Reference 174					X
Sample Reference 189				X
Sample Reference 247				X
Sample Reference 251				X
Sample Reference 257			X
Sample Reference 280				X
Sample Reference 287					X
Sample Reference 328					X
Sample Reference 337				X
Sample Reference 341	X
Sample Reference 359			X
Sample Reference 361		X
Sample Reference 363	X
Sample Reference 364				X
Sample Reference 370				X
Sample Reference 374					X
Sample Reference 385				X	X
Sample Reference 393	X		X
Sample Reference 402				X
Sample Reference 427				X
Sample Reference 437					X

Total	8	1	3	10	10	3

16.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work.

Description of Agreed-Upon Procedure		Results
1. Borrower(s)’ Name

Compared the borrower(s)’ first name (or initials) and surname shown in the data field “CUSTOMER” in the Extraction File to the name(s) (or initials) appearing on the following:

a)	Mortgage System;	a)	No exceptions noted.

b)	relevant Application Form;	b)	No exceptions noted.

Description of Agreed-Upon Procedure		Results
c)	relevant Offer Letter;	c)	No exceptions noted. This test was not performed for the 10 Sub Accounts identified as having a missing Offer Letter in paragraph 15.
d)	COT or ROT; and
		d)	No exceptions noted. This test was not performed for the 3 Sub Accounts identified as having a missing COT or ROT in paragraph 15.

e)	Title Deeds.	e)	No exceptions noted.

The following tolerances have been applied in performing these procedures:			This test was not performed for the 1 Sub Account identified as having a missing Title Deed in paragraph 15.

•	Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change recorded on the Mortgage System.

•	Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

For loans processed through MSP (where there is no hard copy Application Form or Valuation Report), this procedure was performed in relation to Offer Letters only.

For Scottish properties where the title deeds were sasine (as identifiable on the “SEC03” screen of the Mortgage System), procedure 1(e) was not performed.

2. Address

Compared the property address (including house number and/or house name, street name, county and postcode) shown in the data fields “BUILDING_NAME”, “HOUSE_NO”, “STREET”, “DISTRICT”, “TOWN”, “COUNTY” and “POSTCODE” in the Extraction File to the following:
		a)	No exceptions noted.
a)	Mortgage System;

Description of Agreed-Upon Procedure		Results
		b)	No exceptions noted.
b)	relevant Offer Letter;
This test was not performed for the 10 Sub Accounts identified as having a missing Offer Letter in paragraph 15.

		c)	No exceptions noted.
c)	COT or ROT;
This test was not performed for the 3 Sub Accounts identified as having a missing COT or ROT in paragraph 15.

		d)	No exceptions noted.
d)	original Valuation Report;
This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.

		e)	No exceptions noted.
e)	where applicable, latest Valuation Report; and
This test was not performed for the 3 Sub Accounts identified as having a missing Latest Valuation Report in paragraph 15.

		f)	No exceptions noted.
f)	Title Deeds.		This test was not performed for the 1 Sub Account identified as having a missing Title Deed in paragraph 15.
The following tolerances have been applied in performing these procedures:

•	An item has not been reported as an exception if the difference related only to spelling (other than in out-codes).

•	Differences in the postcode have not been reported as an exception if the property was a new build property (as evidenced by the Mortgage System) and the out-code of the property agreed.

•	Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

Description of Agreed-Upon Procedure		Results

•	In addition an item has not been reported as an exception for procedures 2(d) and 2(e) if the Mortgage File indicated that the requirement for a valuation had been waived, or that a Database Assessment was acceptable as an original valuation, in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).
For Scottish properties where the title deeds were sasine (as identifiable on the “SEC03” screen of the Mortgage System), procedure 2(f) was not performed.

3. Government Region

Checked the accuracy of the Government Region shown in the data field “AR128” in the Data File by searching the postcode in the data field “AR129” of the Data File on the Royal Mail Postcode Finder.		No exceptions noted.

4. Tenure

Compared the tenure appearing in the data field “TENURE” in the Extraction File to the following:

a)	Mortgage System;	a)	No exceptions noted.

b)	Title Deeds or, where the Title Deed was not available, silent on tenure or sasine, to the relevant Offer Letter; and	b)	No exceptions noted.
This test was not performed for the 1 Sub Account identified as having a missing Title Deed in paragraph 15.

c)	original Valuation Report.	c)	The following exceptions were noted:

For the purposes of this procedure, “Feudal” in the Extraction File has been taken to correspond to “Absolute Feuhold”, “Heritable”, “Feuhold”, “Ownership Interest” or “Freehold” in the Mortgage System, original Valuation Report and Title Deeds.

An item has not been reported as an exception if the Mortgage File indicated that the requirement for a valuation had been waived in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).

Sample Reference: 157

The tenure shown in the Extraction File is “Leasehold” whereas the tenure per the original Valuation Report is “Freehold”.

Sample Reference: 451

The tenure shown in the Extraction File is “Freehold” whereas the tenure per the original Valuation Report is “Leasehold”.

Description of Agreed-Upon Procedure		Results

This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.

5. Legal Charge

Checked that there was evidence of the existence of a registered legal charge by reference to the Title Deeds.		No exceptions noted. This test was not performed for the 1 Sub Account identified as having a missing Title Deed in paragraph 15.
This procedure has not been performed for Scottish properties where the title deeds were sasine (as identifiable on the “SEC03” screen of the Mortgage System).

6. Amount Advanced

Compared the value appearing in the data field “AR66” in the Data File to the following:

a)	Mortgage System; and	a)	No exceptions noted.

b)	relevant Offer Letter	b)	No exceptions noted.

An item has not been reported as an exception if the amounts differed due to capitalised fees.			This test was not performed for the 10 Sub Accounts identified as having a missing Offer Letter in paragraph 15.

7. Completion Date

Compared the loan start date appearing in the data field “AR55” in the Data File to the completion date shown on the following:

a)	Mortgage System; and	a)	No exceptions noted.

b)	COT or ROT.	b)	No exceptions noted.

Procedure 7(b) has only been performed for Sub Accounts originated on the same date as the original advance (identifiable as Sub Accounts ending “01”).			This test was not performed for the 3 Sub Accounts identified as having a missing COT or ROT in paragraph 15.

We have not reported as an exception instances where no completion date is shown on the COT for Book 20 and Book 40 Sub Accounts.

8. Maturity Date

Recalculated the maturity date of each Sub Account by reference to the date appearing in the data field “AR55” in the Data File and the revised term appearing in the data fields “TERM_YEARS” and “TERM_MTHS” in the Extraction File and compared the date so calculated to the maturity date appearing in the data field “AR56” in the Data File.		No exceptions noted.

Description of Agreed-Upon Procedure		Results

We have not reported as an exception instances where the difference was within one month (31 days). Management of the Seller has informed us that the Loan Term may commence on the Origination Date or on the first day of the following calendar month.

9. Current Balance

Compared the value appearing in the data field “AR67” in the Data File to the current loan balance shown as at the Cut-Off Date in the Mortgage System.		No exceptions noted.

10. Arrears

Compared the value appearing in the data field “AR169” in the Data File to the arrears balance shown as at the Cut-Off Date in the Mortgage System.		No exceptions noted.

11. Months in Arrears

Recalculated the months in arrears by dividing the total arrears for the mortgage account shown in the data field “AR169” of the Data File by the total payments for the mortgage account shown in the data field “AR71” of the Data File (rounded down to the nearest whole number of months). We compared the amount so calculated to the months in arrears shown in the data field “AR170” in the Data File.		No exceptions noted.

12. Original Term

Compared the value appearing in the data field “AR61” in the Data File to the following:

a)	Mortgage System; and	a)	No exceptions noted.

b)	relevant Offer Letter.	b)	No exceptions noted.

This test was not performed for the 10 Sub Accounts identified as having a missing Offer Letter in paragraph 15.

13. Revised Term

Compared the value appearing in the data fields “TERM_YEARS” and “TERM_MTHS” in the Extraction File to the following:

a)	Mortgage System; and	a)	No exceptions noted.

b)	Evidence on the Mortgage System indicating an amendment to the Original Term at the request of the borrower.	b)	No exceptions noted.

Description of Agreed-Upon Procedure		Results

14. Valuation Date

a)	Compared the valuation date appearing in the data field “AR138” of the Data File to the date on the original Valuation Report.	a)	No exceptions noted. This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.

b)	Where applicable, compared the valuation date appearing in the data field “Latest Valuation Date” of the Data File to the date on the latest Valuation Report.	b)	The following exceptions were noted: Sample Reference: 377 The Extraction File is incorrectly showing an indexed valuation rather than a physical valuation.

Sample Reference: 397

The valuation date shown in the Extraction File is 24 January 2012 whereas the valuation date shown on the Latest Valuation Report is 9 January 2012.

This test was not performed for the 3 Sub Accounts identified as having a missing Latest Valuation Report in paragraph 15.

c)	Checked that the date appearing on the original Valuation Report was less than 12 months prior to the earliest completion date of each Sub Account by reference to the date appearing in the data field “AR55” in the Data File.	c)	No exceptions noted. This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.
An item has not been reported as an exception if the Mortgage File indicated that the requirement for a valuation had been waived in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).

Description of Agreed-Upon Procedure		Results

15. Valuation Amount

Compared the value appearing in the data field “AR136” of the Data File and “Total Latest Valuation” (where applicable) in the Data File to the following:

a)	Mortgage System;	a)	No exceptions noted.

b)	original Valuation Report; and	b)	The following exceptions were noted:

Sample Reference: 251 The valuation amount shown in the Extraction File is £230,000 whereas the valuation amount shown on the original Valuation Report is £237,950.

Sample Reference: 286 The valuation amount shown in the Extraction File is £171,650 whereas the valuation amount shown on the original Valuation Report is £220,000.

This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.

c)	where applicable, latest Valuation Report.	c)	The following exception was noted:

An item has not been reported as an exception if the Mortgage File indicated that the requirement for a valuation had been waived in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).

Sample Reference: 377

The Extraction File is incorrectly showing an indexed valuation rather than a physical valuation.

This test was not performed for the 3 Sub Accounts identified as having a missing Latest Valuation Report in paragraph 15.

Description of Agreed-Upon Procedure		Results

16. Bankruptcy & IVA Status

a)	Reviewed the Loan Assessment Form, Case Notes, MSP or other information in the Mortgage File for evidence of declarations of bankruptcy or IVA entered into by the borrower (or borrowers, as applicable) and checked such information against that disclosed in the data fields “AR36” and “AR235” (as applicable) of the Data File.	a) b)	No exceptions noted. This test was not performed for the 8 Sub Accounts identified as having a missing Loan Assessment Form in paragraph 15. No exceptions noted.

b)	Compared the data shown in the data fields “AR36” and “AR235” of the Data File to the details to the credit bureau data as at the earliest completion date for each mortgage loan in the Credit File.

These procedures have only been performed for Sub-Accounts identified as original advances (identifiable as Sub-Accounts ending “01”) in the Selected Sample. Management of the Seller has informed us that the values shown in the data fields “AR36” and “AR235” (as applicable) of the Extraction File is the data as at the date of the first advance on the Mortgage Account.

17. County Court Judgements

a)	Reviewed the Loan Assessment Form, Case Notes, MSP or other information in the Mortgage File for evidence of Country Court Judgements against the borrower (or borrowers, as applicable) as at the time of application and compared such information against that disclosed in the data fields “AR31”, “AR33”, “AR192” (as applicable) and “AR194” (as applicable) of the Data File.	a) b)	No exceptions noted. This test was not performed for the 8 Sub Accounts identified as having a missing Loan Assessment Form in paragraph 15. No exceptions noted.

b)	Compared the data shown in the data fields “AR31”, “AR33”, “AR192” (as applicable) and “AR194” (as applicable) of the Data to the credit bureau data as at the earliest completion date for each mortgage loan in the Credit File.

These procedures have only been performed for Sub-Accounts identified as original advances (identifiable as Sub-Accounts ending “01”) in the Selected Sample. Management of the Seller has informed us that the values shown in the data fields “AR31”, “AR33” and “AR192” (as applicable) of the Extraction File is the data as at the date of the first advance on the Mortgage Account.

Description of Agreed-Upon Procedure		Results

18. Credit Score

Checked that the current credit score appearing in the data field “AR46” in the Data File agreed to the credit score as at the Cut-Off Date in the Credit File.		No exceptions noted.

19. Income Verification

a)	For Sub Accounts identified as “Verified” in the data field “AR27” of the Data File, checked the Loan Assessment Form, Case Notes or any other relevant documents in the Mortgage File for evidence that the borrower’s income had been reviewed.	a)	No exceptions noted.

b)	For Sub Accounts identified as “Verified” in the data field “AR27” of the Data File, checked that the annual income shown in the data fields “AR26” and “AR28” (as applicable) of the Data File is no more than the annual income shown on the Application Form.	b)	The following exception was noted: Sample Reference: 346 The annual income shown in the Extraction File is £16,568 whereas the annual income shown on the application form is £11,959.

Procedure 19(b) has only been performed if the Sub Account in the Selected Sample is the most recently originated Sub Account for the Mortgage Account. Management of the Seller has informed us that the values shown in the data fields “AR26” and “AR28” (as applicable) of the Data File are the most recently recorded annual income figures for the applicant(s).

20. Signatures

Checked that the following documents bore signatures or had been acknowledged electronically:

a)	COT or ROT (signed by both applicant(s) and conveyancer);	a)	No exceptions noted. This test was not performed for the 3 Sub Accounts identified as having a missing COT or ROT in paragraph 15.

b)	Application Form;	b)	No exceptions noted.

Description of Agreed-Upon Procedure		Results

c)	original Valuation Report; and	c)	No exceptions noted.

This test was not performed for the 10 Sub Accounts identified as having a missing Original Valuation Report in paragraph 15.

d)	Where relevant, latest Valuation Report.	d)	No exceptions noted.

We have not reported as an exception for procedures 20(a) and 20(b) instances where an electronic Application Form or COT has been used, as these documents are not signed.			This test was not performed for the 3 Sub Account identified as having a missing Latest Valuation Report in paragraph 15.

We have not reported as an exception for procedures 20(c) and 20(d) instances where a desktop or AVM valuation was performed, or the valuation directly input into MSP, as these valuations are not signed.

An item has not been reported as an exception if the Mortgage File indicated that the requirement for a valuation had been waived in line with lending policy (although we have not performed any procedures to assess the appropriateness of this conclusion).

21. Interest Rates

a)	Checked that the interest rate type appearing in the data field “AR107” in the Data File agreed to that recorded in the Mortgage System.	a)	No exceptions noted.

b)	Checked that the interest rate index appearing in the data field “AR108” in the Data File agreed to that recorded in the Mortgage System.	b)	No exceptions noted.

c)	Checked that the interest rate appearing in the data field “AR109” in the Data File agreed to that recorded in the Mortgage System.	c)	No exceptions noted.

d)	Checked that the interest rate margin appearing in the data field “AR110” in the Data File agreed to that recorded in the Mortgage System.	d)	No exceptions noted.

e)	Checked that the interest rate reset interval appearing in the data field “AR111” in the Data File agreed to that recorded in the Mortgage System.	e)	No exceptions noted.

f)	Checked that the interest rate cap appearing in the data field “AR112” in the Data File agreed to that recorded in the Mortgage System.	f)	No exceptions noted.

g)	Checked that the interest revision date appearing in the data field “AR113” in the Data File agreed to that recorded in the Mortgage System.	g)	No exceptions noted.

Description of Agreed-Upon Procedure		Results
h)	Checked that the revision margin appearing in the data field “AR114” in the Data File agreed to that recorded in the Mortgage System.	h)	No exceptions noted.

i)	Checked that the revision date appearing in the data field “AR115” in the Data File agreed to that recorded in the Mortgage System.	i)	No exceptions noted.

j)	Checked that the revision margin appearing in the data field “AR116” in the Data File agreed to that recorded in the Mortgage System.	j)	No exceptions noted.

k)	Checked that the revision date appearing in the data field “AR117” in the Data File agreed to that recorded in the Mortgage System.	k)	No exceptions noted.

l)	Checked that the revised interest rate index appearing in the data field “AR118” in the Data File agreed to that recorded in the Mortgage System.	l)	No exceptions noted.

m)	Checked that the revised interest rate margin appearing in the data field “AR119” in the Data File agreed to that recorded in the Mortgage System.	m)	No exceptions noted.

n)	Checked that the final margin appearing in the data field “AR120” in the Data File agreed to that recorded in the Mortgage System.	n)	No exceptions noted.

o)	Checked that the final step date appearing in the data field “AR121” in the Data File agreed to that recorded in the Mortgage System.	o)	No exceptions noted.

22. Repayment Method

Compared the repayment type appearing in the data field “AR69” in the Data File to the following:

a)	Mortgage System; and	a)	No exceptions noted.

b)	relevant Offer Letter.	b)	No exceptions noted.

For the purposes of this procedure, a Sub Account with a repayment type of “Endowment”, “ISA/PEP” or “Pension” in the Data File has been taken to relate to “Interest Only”.			This test was not performed for the 10 Sub Accounts identified as having a missing Offer Letter in paragraph 15.

We have not reported as an exception instances where repayment type does not agree to the relevant Offer Letter but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

Description of Agreed-Upon Procedure		Results

23. Year of Birth

Checked that the year of birth appearing in the data fields “AR18” and “AR20” (where applicable) in the Data File agreed to:

a)	the Mortgage System; and	a)	No exceptions noted.

b)	Application Form.	b)	No exceptions noted.

24. Original Loan to Value Ratio Recalculation

We recomputed the original LTV shown in the data field “AR135” in the Data File by calculating the original amount advanced (excluding fees) shown in the data field “AR66” in the Data File as a percentage of the original valuation amount shown in the data field “AR136” in the Data File.

Where multiple amounts were advanced on the same day, we aggregated these amounts by reference to the Mortgage System in order to calculate the original LTV.

The following exception was noted: Sample Reference: 121 The original LTV ratio shown in the Extraction File is 24.32% whereas the original LTV ratio recomputed is 94.73%.

Where the original amount advanced was not recorded in the Extraction File, we agreed this amount to UFSS.

25. Current Loan to Value Ratio Recalculation

a)	Recalculated the indexed valuation shown in the data field “AR143” of the Data File by reference to the latest valuation amount (shown in the data field “Total Latest Valuation” of the Data File), the latest valuation date (shown in the data field “Latest Valuation Date” of the Data File), the property post code (shown in the data field “POSTCODE” of the Extraction File) and the Q4 2015 index values in the “Non Seasonally Adjusted” index table appearing in the spreadsheet “Historical House Price Data” available on the Halifax Website as at 01 May 2016 (the “Indexed Valuation”).	a)	No exceptions noted

b)	Recalculated the current loan to value amount as shown in the data field “AR141” of the Data File by dividing the current balance for the mortgage account as shown in the data field “AR67” of the Data File by the Indexed Valuation.	b)	No exceptions noted

Description of Agreed-Upon Procedure		Results

26. Employment Status

Compared the employment status appearing in the data field “AR21” in the Data File to the relevant Application Form on the Mortgage File/mortgage sales application screen on MSP or where it had changed, that evidence on the Mortgage File/mortgage sales application screen on MSP supported the employment status shown in the Extraction File.		No exceptions noted.

This procedure has only been performed if the Sub Account in the Selected Sample is the most recently originated Sub Account for the Mortgage Account. Management of the Seller has informed us that the value shown in the data field “AR21” of the Extraction File is the most recently recorded employment status for the primary applicant.

27. Purpose

Checked that the purpose in the data field “AR59” of the Data File agreed to the Mortgage System.		No exceptions noted.

This procedure has only been performed for Sub Accounts identified as original advances (identifiable as Sub Accounts ending “01”).

Where the Mortgage System was not explicit in defining the purpose, the Seller has asked us to test that the following assumptions have been consistently applied:

i.	Where the MAP01 screen of the Mortgage System discloses a Selling Price of Present Property of £0 and a Remortgage Code of “remortgage - own borrower”, the Data File states the purpose as being “equity release”.

ii.	Where the MAP01 screen of the Mortgage System discloses a Selling Price of Present Property of £0 and a Remortgage Code other than “remortgage - own borrower”, the Data File states the purpose as being “re-mortgage”.

iii.	Where the MAP01 screen of the Mortgage System discloses a Selling Price of Present Property greater than £0 and no Remortgage Code, the Data File states the purpose as being “purchase”.

We have not reported as an exception instances where the Mortgage System does not disclose a purpose but the borrower is a first time buyer and the Data File states the purpose as being “Purchase”.

Description of Agreed-Upon Procedure	Results

28. First Time Buyer

Compared the first time buyer flag appearing in the data field “AR22” of the Data File to the Mortgage System.	No exceptions noted.

29. Property Occupancy Status

Compared the property occupancy status appearing in the data field “AR130” in the Data File to the Mortgage System.	No exceptions noted.

30. Property Type

Compared the property type appearing in the data field “AR131” in the Data File to the Mortgage System.	No exceptions noted.

31. Fees

For each Sub Account in the Fees Selected Sample, compared the value appearing in the data field “AR67” in the Data File to the current loan balance shown as at the Cut-Off Date in the Mortgage System.	No exceptions noted.

Appendix 2 to the AUP Report

Engagement Letter dated 4 May 2016